SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 20, 2003


                            FIDELITY FEDERAL BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Indiana                        0-22880                  35-1894432
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)          (Employer
     of incorporation)                                       Identification No.)


         18 NW Fourth Street, Evansville, Indiana             47708
         ----------------------------------------             -----------
          (Address of Principal Executive Offices)            (Zip Code)



                                 (812) 424-0921
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

The information provided pursuant to Item 9 in this Current Report on Form 8-K, including exhibit 99.2, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information provided pursuant to Item 9 in this Current Report on Form 8-K, including exhibit 99.2,shall not be deemed to be incorporated by reference into the filings of Fidelity Federal Bancorp under the Securities Act of 1933.


Item 5.  Other Events

         On February 20, 2003, Fidelity Federal Bancorp issued the press release attached hereto as exhibit 99.1.


Item 7.  Financial Statements and Exhibits


Item 9.  Regulation FD Disclosure

         Supplemental disclosure to press release issued July 12, 2002, regarding completion of sale of affordable housing subsidiaries and related assets. The supplemental disclosure is attached hereto as exhibit 99.2.



















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

(c)      Exhibits

99.1       Press release, dated, February 20, 2003.

99.2 Supplemental disclosure regarding completion of sale of affordable housing subsidiaries and related assets.










                                     * * * *











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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FIDELITY FEDERAL BANCORP
                                            (Registrant)

         Date:  February 20, 2003           By:  /s/ Donald R. Neel
                                                 -----------------------------
                                                 Donald R. Neel, President and
                                                 Chief Executive Officer






















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

                                Index to Exhibits


Exhibit No.             Description


99.1                    Press Release dated February 20, 2003

99.2 Supplemental disclosure regarding completion of sale of affordable housing subsidiaries and related assets.













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